                                                                    EXHIBIT 3.13
                                                                    ------------

                           ARTICLES OF INCORPORATION

                                       OF

                   The Hoover Machine and Tool Company, Inc.
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                     (Company, Corporation or Incorporated)

     These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, known as the Michigan General Corporation Act, as follows:

                                   ARTICLE I.

     The name of this corporation is The Hoover Machine and Tool Company, Inc.
                                     -------------------------------------------

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                                   ARTICLE II.

     The purpose or purposes of this corporation are as follows: To engage in
                                                                 ---------------
the business of buying, selling, trading, developing and manufacturing
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machinery, tools, dies, gears and metal, wood and paper products; to make
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licenses and sublicenses and appoint agents under United States Letters Patent
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and applications therefor.
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(In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporations by the laws of the State of Michigan.)

                                  ARTICLE III.

     Location of the corporation is Kalamazoo, in the County of Kalamazoo, State of Michigan.

     Post Office address of registered office in Michigan is 312 W. Kalamazoo Ave., Kalamazoo, Michigan.

                                   ARTICLE IV.

                     The total authorized capital stock is


    ( Preferred       None       shs. )    ( Par Value $ None  )
(1) (                                 )    (                   ) per share
    ( Common       25,000        shs. )    ( Par Value $ 1.00  )

and/or shs. of (2)( Preferred    None  )                ( Book Value $  None             )
                  (                    ) no par value   (                                ) per share
                  ( Common       None  )                ( Price Fixed for Sale  $ None   )

(3) The following is a description of each class of stock of the corporation with the voting powers, preferences and rights and qualifications, limitations or restrictions thereof:

all common stock with equal voting powers, rights, liabilities and
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qualifications.
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

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     The amount of paid in capital with which this corporation will begin
business is $       15,000.
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             (This must not be less than $1,000.00)

     The names and places of residence or business of each of the incorporations and the number and class of shares subscribed for by each are as follows:


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                                                          NUMBER OF SHARES
                                                     ---------------------------
    NAMES        RESIDENCE OR BUSINESS ADDRESS       COMMON
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S.W. Hoover, 312 W. Kalamazoo Avenue                 14,980
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Hennietta Hoover, 312 W. Kalamazoo Ave.                  10
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Edwin G. Gemrich, 606 Hanselman Bldg.                    10
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     (all of Kalamazoo, Michigan)
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                                  ARTICLE VI.

     The names and addresses of the First Board of Directors are as follows:

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                NAME                                     ADDRESS
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S. W. Hoover                              312 W. Kalamazoo Ave, Kalamazoo, Mich.
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Hennietta Hoover                          312 W. Kalamazoo Ave, Kalamazoo, Mich.
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Edwin G. Gemrich                          606 Henselman Bldg, Kalamazoo, Mich.
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                                  ARTICLE VII.

     The term of this corporation is fixed at thirty years.


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

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     IN WITNESS WHEREOF the incorporations have signed those Article of
Incorporations this   20th   day of     April A.D.    19 37 .
                    --------         ----------------   ----

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             STATE OF MICHIGAN
                                        SS.
County of        Kalamazoo
          -----------------------


     on this       20th        day of     April     A.D. 1937 before me, a
             -----------------        -------------        ---
Notary Public in and for said County, personally appeared
                                                          ----------------------
S. W. Hoover, Hennietta Hoover and Edwin G. Gemrich
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Known to me to be the persons named in and who executed the foregoing instrument and severally acknowledged that they executed the same freely and for the intents and purposes therein mentioned.


                                        /s/ Etta Schuring
                                        ----------------------------------------


                                        Notary Public for        Kalamazoo
                                                          ----------------------
                                        County, State of Michigan


                                        My commission expires    July 1st, 1939.
                                                             -------------------

Form 15--8-1-90--9M
(Use form No. 16, instead of this when amendment changes the right, privileges or preferences of the holders of shares of any class.)


                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

                                       OF

                 Hoover Tool and Mfg. Co.
P.O. ADDRESS     312 W. Kalamazoo Avenue, Kalamazoo, Michigan
               ---------------------------------------------------------

     We, the undersigned, being the President and Secretary of the
                           Hoover Tool and Mfg. Co.,
-------------------------------------------------------------------------------
a corporation existing under the provisions of Act 327 of the Public Acts of 1931, as amended, do hereby certify, as required by said act:
     That at a meeting of the shareholders of said corporation duly called for the purpose of amending its articles of incorporation and held at the office of the company on the 15th day of March, A.D., 1941, it was resolved, by the vote of the holders of the majority of its shares,* that Articles No. I and III of the articles of incorporation be and the same are amended so as to read as follows, viz.::

                                   ARTICLE I

     The name of this corporation is the Kalamazoo Stamping and Die Company
-------------------------------------------------------------------------------
                                  ARTICLE III

     Location of the corporation is City of Kalamazoo, is the County of Kalamazoo, State of Michigan.
-------------------------------------------------------------------------------

     Post Office address of registered office in Michigan is
     1815 Palmer Avenue, Kalamazoo, Michigan.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

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     *(Or "by vote of the majority of its members." if a non-profit corporation in which each member has only one vote; or otherwise change language to show how resolution was adopted.)

GOLD SEAL APPEARS ONLY ON ORIGINAL

IN WITNESS WHEREOF, we hereunto sign our names this 15th day of March, A.D., 1941.

                                        Hoover Tool and Mfg. Co.
                                        ------------------------------------
                                                (Corporate Name)

                                   BY   /s/ Edward S. Van Dalson
                                        ------------------------------------
                                                  (President)

                                        /s/ Earle L. Coash
                                        ------------------------------------
                                                  (Secretary)


STATE OF MICHIGAN       |
COUNTY OF KALAMAZOO     | ss.

     On this 15th day of March, 1941, before me a Notary Public in and for said County, appeared Edward S. Van Dalson who is President (Office) of the Hoover Tool and Mfg. Co., (Name of Corporation) known to me to be the person named in, and who executed the foregoing instrument, and acknowledged that he executed the same freely and for the intents and purposes therein mentioned.

                                        Illegible
                                        ------------------------------------

                                        Notary Public for Kalamazoo
             [SEAL]                     County, State of Michigan.
                                        My commission expires Aug. 22, 1944.

RECEIVED                                     [NOTARY STAMP]
May 1, 1941
MICHIGAN CORPORATION AND
SECURITIES COMMISSION

        ORIGINAL
----------------------------
  CERTIFICATE OF AMENDMENT
        TO THE
 ARTICLES OF INCORPORATION
          OF
  Hoover Tool & Mfg. Co.
----------------------------
Under Act 327, Public Acts of 1931, as amended.
===============================================
(This blank prepared by Michigan Corporation and
             Securities Commission)
-------------------------------------------------------------------------------
[FILED STAMP]
[Howard M. Warner]

GOLD SEAL APPEARS ONLY ON ORIGINAL

FORM 4


                   CERTIFICATE OF EXTENSION OF CORPORATE TERM

KALAMAZOO STAMPING AND DIE COMPANY
-----------------------------------------------------------------------------
                             (Corporate Name)

a Michigan corporation, whose registered office is located at 1815 Palmer Avenue
                                                              ------------------
                                                              (No.)     (Street)

Kalamazoo              49001              Kalamazoo    , Michigan, certifies
------------------------------------------------------
   (City)             (Zone)              (County)

pursuant to the provisions of Section * 60   of Act 327, Public Acts of 1931, as
                                     -------
                                     Illegible

amended, that at a meeting of the       shareholders     of the said corporation
                                 ------------------------
                                 (shareholders or members)

called for the purpose of extending its corporate term and held on the 27th day
of June, 1966, it was resolved, by the vote of at least **    2/3     of the
                                                           ----------
                                                           (2/3 or 4/5)

capital stock that the corporate existence is to be extended for a further term from 4-26-67 to perpetual.
     --------------------
     (date term expires)



                                   KALAMAZOO STAMPING AND DIE COMPANY
                                   ---------------------------------------
                                             (Corporate Name)

               (Corporate Seal
                   if any)
                                   BY /s/ E. S. Van Dalson
                                      ---------------------------------
                                           (President)
                                      E. S. Van Dalson


                                       /s/ Edwin G. Gemrich
                                      ---------------------------------
                                            (Secretary)
                                      Edwin G. Gemrich
Signed on June 28, 1966.

*  60--stock corporations whose term is about to expire.
   61--stock corporations whose term has expired.
   62--Non-stock corporations.

** 2/3 vote required prior to expiration.
   4/5 vote required after term has expired.

FORM 1

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GOLD SEAL APPEARS ONLY ON ORIGINAL

C-2016 (Rev. 11-69)
(Formerly Form 16)
                               STATE OF MICHIGAN
                        MICHIGAN DEPARTMENT OF TREASURY
                              CORPORATION DIVISION
                               LANSING, MICHIGAN

-------------------------------------------------------------------------------
                              DO NOT WRITE IN SPACE BELOW - FOR DEPARTMENT USE
                             --------------------------------------------------
            NOTE
            ----
                               Date Received:
Mail ONE signed and          -------------------
acknowledged copy to:
                                APR 17, 1972
Michigan Department          -------------------
    of Treasury
Corporation Division                                            FILED
   P.O. Drawer C                                             MAY - 1  1972
Lansing, Michigan 48904
   Filing Fee $5.00                                          Allison Green
(Make fee payable to                                        STATE TREASURER
  State of Michigan)                                      Michigan Department
                                                              of Treasury
--------------------------------------------------------------------------------

                        CERTIFICATE OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION

                       KALAMAZOO STAMPING AND DIE COMPANY
--------------------------------------------------------------------------------
                               (Corporate Name)

a Michigan corporation, whose registered office is located at 1815 Palmer Avenue
                                                             -------------------
                                                             (No.)   (Street)

Kalamazoo                Kalamazoo         Michigan   49001    certifies
-----------------------------------------           ----------
  (City)                 (County)                   (Zip Code)

pursuant to the provisions of Section 43 of Act No. 327 of the Public Acts of
1931, as amended, that at a meeting of the      shareholders        of said
                                           ------------------------
                                           (Shareholders or members)

corporation called for the purpose of amending the articles of incorporation,
and held on the    14th    day of   April    , 19  72   it was resolved by the
                 --------          --------       ----

vote of the holders of two-thirds of the shares of each class entitled to vote and by two-thirds of the shares of each class whose rights, privileges or
preferences are changed, that Article No.  V   of the Articles of Incorporation
                                          ----
is amended to read as follows, viz.:

                                   ARTICLE V
                                          ---
    (Any article being amended is required to be set forth in its entirety.)

See Schedule Attached (2 pgs)

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                                                 (Continued on the reverse side)

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GOLD SEAL APPEARS ONLY ON ORIGINAL

(Formerly Form 16)

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-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


NOTE: Sec. 43, amended by Act 155, P.A. 1953, provides:

     ". . . That any amendment which impairs the preemptive right of the holders of shares of any class of capital stock entitled to such right shall be approved by the vote of the holders of 2/3 of the shares of each such class . . ."


Signed on April 14, 1972.
          --------    --
                                   KALAMAZOO STAMPING AND DIE COMPANY
  Affix Corporate Seal Here
                                   -----------------------------------------
                                             (Corporate Name)

                                   By    /s/ E. S. Van Dalson
                                      --------------------------------------
                                             (President)
                                      E. S. Van Dalson

                                      /s/  Edwin G. Gemrich
                                      --------------------------------------
                                             (Secretary)
                                      Edwin G. Gemrich
STATE OF MICHIGAN            |
COUNTY OF Kalamazoo          | ss
         ---------------

     On this   14th  day of  April   , 19 72 , before me appeared
             -------        -------       ---

          E. S. VAN DALSON
-------------------------------------------------------------------------------
                              (Name of President)

to me personally known, who, being by me duly sworn, did say that he is the president

of            KALAMAZOO STAMPING AND DIE COMPANY
   -----------------------------------------------------------------------------
                                (Corporate Name)

which executed the foregoing instrument, and that *[the seal affixed to said instrument is the corporate seal of said corporation, and that] said instrument was signed *[and sealed] in behalf of said corporation by authority of its board of directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.

"If corporation has no seal strike out the words in brackets and add at end of acknowledgment the following: "and that said corporation has no corporate seal".

                                      /s/   Diane W. Cobb
                                      ---------------------------
                                      (Signature of Notary)

                                      Notary Public for  Kalamazoo   County,
                                                          ------------
                                      State of Michigan.

                                      My Commission expires January (Illegible)
                                                            -------------------

         (Notarial seal required if acknowledgment taken out of State)
-------------------------------------------------------------------------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

                                   ARTICLE V

     The total authorized capital stock is:

     1. Preferred shares 5% cumulative 9,000 shares, par value $100 per share; Common, 26,000 shares, par value $10 per share.

     2. A statement of all or any of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the respective classes of stock is as follows:

     (a) The holders of preferred shares shall be entitled to receive, when and as declared by the Board of Directors of the corporation, cumulative dividends at the rate of $5.00 per share per annum and no more, payable quarterly on the first days of January, April, July, and October of each year. Such dividends are cumulative on all such payment dates on which the particular shares shall be issued and outstanding and shall be cumulative to the full extent of the quarterly payment, notwithstanding that such share may have been issued less than three months prior to such payment date. No dividends shall be paid to or set aside for payment to the common shareholders unless all past accumulated dividends on the preferred shares shall have first been paid or declared or set apart for payment. Dividends on common stock shall only be paid after provision is made for dividends on the preferred stock.

     (b) Upon any dissolution, liquidation or winding up of the corporation, the holders of preferred shares shall be entitled to receive, before any payment shall be made to the holders of common shares, the sum of $100 per share plus, in case such dissolution, liquidation or winding up be voluntary, a premium equal to $5.00 a share together with, in all cases, all past accumulated and unpaid dividends. The consolidation or merger of the corporation at any time or from time to time with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be construed as a dissolution, liquidation or winding up of the corporation within the meaning hereof.

         After payment of the full preferential amounts aforesaid, the holders of preferred shares shall not be entitled to any further participation in any distribution of the assets or funds of the corporation and the remaining assets and funds of the corporation shall be divided and distributed among the shareholders of the common shares, then outstanding according to their respective interests.

     (c) Voting Power

         Except as herein otherwise expressly provided or as otherwise provided by the laws of the State of Michigan, the holders of the common shares shall exclusively possess all of the voting powers of the corporation for the election of directors and for all other purposes, and the holders of the preferred shares shall have no voting power and no holders thereof shall be entitled to receive notice of any meeting of shareholders. In case the corporation shall default in the payment of dividends on said preferred shares and said default shall continue so that six quarterly dividends (whether or not consecutive) shall be in default, then during the continuance of any default in payment of such dividends (irrespective of the number of such payments in default), but no longer, the holders of preferred shares shall be entitled to notice of all shareholders meetings and shall have the full and exclusive right to vote there at and the holders of the common shares shall have no voting rights or powers whatsoever. During such time, such meetings of shareholders may be called upon the written request of the holders of 25% of the outstanding preferred shares. If and when all dividends in default on the preferred shares shall be paid, the preferred shares shall forthwith be divested of such voting power and at such time it shall revest in the common shares as before.

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      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                            Date Received
                                                                 DEC. 27, 1983
                                                               -----------------

                                   [DEPT. OF COMM. STAMP]      -----------------

                                                               -----------------

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           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS

         (Please read instructions on last page before completing form)

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

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1.   The name of corporation is:
          KALAMAZOO STAMPING AND DIE COMPANY

2.   The corporation identification number (CID) assigned by the
     Bureau is:                                                         059-487

3.   The location of its registered office is:

     1815 Palmer                          Kalamazoo        , Michigan   49001
     ------------------------------------------------------           ----------
     (Street Address)                      (City)                     (Zip Code)

--------------------------------------------------------------------------------

4.   Article   IV, Section 1  of the Articles of Incorporation is hereby amended
             -----------------
     to read as follows:

                                   ARTICLE IV

          (1)  The total authorized capital stock is:

               Preferred stock:              5% cumulative
                                             9,000 shares
                                             Par value $100 per share

               Common Stock:                 300,000 shares
                                             Par value $1.00 per share











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
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5.   The foregoing amendment to the Articles of incorporation was duly adopted
     on the   11th  day of    November  , 1983 in accordance with the provisions
            -------        -------------    --
     of the Act.

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This Amendment      (Complete and execute either a or b below, but not both.)

a. [ ] was duly adopted by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

         Signed this           day of                              , 19        ,
                     ----------       -----------------------------     -------

         --------------------------------     ----------------------------------

         --------------------------------     ----------------------------------

         --------------------------------     ----------------------------------

         --------------------------------     ----------------------------------
      (Signatures of all incorporators; type or print name under each signature)

b.   (Check one of the following)

     [ ] was duly adopted by the shareholders or members, or by the directors if it is a nonprofit corporation organized on a nonstock directorship basis, in accordance with Section 611(2) of the Act. The necessary votes were cast in favor of the amendment.

     [ ] was duly adopted by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     [X] was duly adopted by written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.


                                        Signed this 22 day of   December  , 1983
                                                   ----      -------------    --

                                        By: /s/ Edward S. Van Dalson, President
                                            ------------------------------------
                                               Edward S. Van Dalson, President
                                                (Type or Print Name and Title)

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED
IN THE BOX BELOW. Include name, street and number (or P.O. box).
city, state and ZIP code.

----------------------------------------------------
     Bruce W. Martin                                   Telephone:
     Miller, Johnson, Snell & Cummiskey                      Area Code 616
     425 West Michigan Avenue
     Kalamazoo, Michigan 49007                               Number   343-0282
----------------------------------------------------

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                          INFORMATION AND INSTRUCTIONS

1. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

2. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic corporation.

3. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

4. Item 4 - The entire article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identified sections, only the sections being amended need be included.

5. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

6. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

7.   FEES: Filing fee (Mark remittance payable to State of Michigan)..... $10.00
           Franchise fee for profit corporations (payable only if authorized capital stock has increased) - 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

8.   Mail form and fee to:

          Michigan Department of Commerce
          Corporation and Securities Bureau
          Corporation Division
          P.O. Box 30054
          Lansing, Michigan 48909
          Telephone: (517) 373-0493

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

                                                 944E#4671  0718  ORG&FI   $2.50
                                                 944E#4669  0718  ORG&FI  $10.00
C&S 515 (Rev. 8/93)
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      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                                     (FOR BUREAU USE ONLY)

-------------------------                                FILED

                                                       JUL 15 1994
--------------------------------------
Name                                                  Administrator
                                             MICHIGAN DEPARTMENT OF COMMERCE
PH. 517-663-2525   Ref  #42758   -----       Corporation & Securities Bureau
Attn: Cheryl J. Krawczyk
MICHIGAN RUNNER SERVICE          -----
P.O. Box 266                     Zip Code
Eaton Rapids, MI. 48827-0266
--------------------------------------       EFFECTIVE DATE:
                                           -------------------------------------
 DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)


     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

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1. The present name of the corporation is:    Kalamazoo Stamping and Die Company
                                                         -----------------------
2. The identification number assigned by the Bureau is:  0  5  9  -  4  8  7
                                                         -----------------------
3. The location of the registered office is:

  1815 Palmer                Kalamazoo            ,  Michigan            49001
--------------------------------------------------------------------------------
  (Street Address)            (City)                                 (Zip Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. Article    VIII    of the Articles of Incorporation is hereby amended to
            ---------
   read as follows:


                                 "Article VIII

   All preemptive rights of the shareholders of the Corporation, whether created by statute or common law, are abolished, and the shareholders no longer have a preemptive right to acquire the Corporation's unissued shares."



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GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATION(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

   a. ---  The foregoing amendment to the Articles of Incorporation was duly
           adopted on the           day of                , 19          , in
                         ----------        --------------      -------
           accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

               Signed this          day of                , 19           .
                           --------        --------------      ---------

      -----------------------------------   -----------------------------------
                 (Signature)                            (Signature)

      -----------------------------------   -----------------------------------
            (Type or Print Name)                   (Type or Print Name)

      -----------------------------------   -----------------------------------
                 (Signature)                            (Signature)

      -----------------------------------   -----------------------------------
            (Type or Print Name)                   (Type or Print Name)

   b. X The foregoing amendment to the Articles of Incorporation was duly --- adopted on the 11th day of July, 1994. The amendment: (check one of following)

             was duly adopted in accordance with Section 611(2) of the Act by --- the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

             was duly adopted by the written consent of all directors pursuant --- to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

             was duly adopted by the written consent of the shareholders or --- members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          X was duly adopted by the written consent of all the shareholders or --- members entitled to vote in accordance with section 407(3) of the
             Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                    Signed this    11th    day of   July   , 19  94
                                 ---------        --------       ----

                    By    /s/ Scott D. Rued
                        ---------------------------------------------
                        (Only Signature of President, Vice-President,
                         Chairperson, or Vice-Chairperson)

                      Scott D. Rued                Vice President
                    -------------------------------------------------
                     (Type or Print Name)       (Type or Print Title)


GOLD SEAL APPEARS ONLY ON ORIGINAL

                         CORPORATION INFORMATION UPDATE
                                      1999
                                                FILED BY DEPARTMENT  JUN 04 1999

    To certify there are no changes from your previous filing check this box and --- sign the form at the bottom.
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                              FOR BUREAU USE ONLY
--------------------------------------------------------------------------------
               RETURN TO:
                    MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
   059487           CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
                    P.O. BOX 30702
IDENTIFICATION      LANSING MI 48909-8202
   NUMBER
--------------------------------------------------------------------------------
Corporate Name and Mailing Address

          KALAMAZOO STAMPING AND DIE COMPANY         05/20/1999   LWEBB
          6303 28TH ST.                              Trans 10434513
          GRAND RAPIDS  MI  49546
                                                     059487

                                                     0500159856
                                                     Total $15.00

                                                     Crps Profit Annual Report &
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Registered Office Address in Michigan -           Resident Agent
   NO., STREET, CITY, ZIP                              DUGALD K. CAMPBELL
          6303 28TH ST.
          GRAND RAPIDS             49546
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IF THERE ARE CHANGES FROM YOUR PREVIOUS FILING, YOU MUST COMPLETE ITEMS 1
THROUGH 5.
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1. MAILING ADDRESS OF REGISTERED OFFICE IF         2. RESIDENT AGENT IF
   DIFFERENT THAN PREPRINTED INFORMATION ABOVE        DIFFERENT THAN ABOVE
          5211 Cascade Rd. S.E.
          Grand Rapids, MI  49546
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3. ADDRESS OF REGISTERED OFFICE IF DIFFERENT THAN PREPRINTED INFORMATION ABOVE -
   NO., STREET, CITY, ZIP
          5211 Cascade Rd., S.E., Grand Rapids, MI 49546
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4. DESCRIBE THE GENERAL NATURE AND KIND OF BUSINESS IN WHICH THE CORPORATION IS
   ENGAGED:
          Manufacturing - Metal Stamping
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5.                            NAME           BUSINESS OR RESIDENT ADDRESS
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          President (Required)
              Dugald K. Campbell, 5211 Cascade Rd., S.E., Grand Rapids, MI 49546
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          Vice President
    If         Scot D. Rued, 5211 Cascade Rd., S.E, Grand Rapids, MI 49546
different ----------------------------------------------------------------------
  than    Secretary (Required)
President      Scot D. Rued, 5211 Cascade Rd., S.E., Grand Rapids, MI 49546
          ----------------------------------------------------------------------
          Treasurer (Required)

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          Director
   If         Dugald K. Campbell, 5211 Cascade Rd., S.E., Grand Rapids, MI 49546
different ----------------------------------------------------------------------
  than    Director
Officers       Anthony A. Barone, 5211 Cascade Rd., S.E., Grand Rapids, MI 49546
          ----------------------------------------------------------------------
          Director

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The corporation states that the address of its    Enclose $15.00 made payable to
resident agent are identical. Any changes were    the State of Michigan. This
authorized by resolution duly adopted by its      report must be filed on or
its board of directors.                           before May 15.
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Signature of an authorized officer         Title                 Date
or agent of the corporation

John Z. Katz                            Corporate Counselor      5/13/99
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Required by Section 911, Act 284, Public Acts of 1972, ad amended. Failure to file this report may result in the dissolution of the corporation.

C&S 2500 (Rev. 12/98)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                        Kalamazoo Stamping & Die Company

                         Corporation Information Update
                               Profit Corporation
                          Identification Number 059487


Additional Officers
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Carl E. Nelson           5211 Cascade Road, S.E., Grand Rapids, Michigan 49546

Robert R. Hibbs          5211 Cascade Road, S.E., Grand Rapids, Michigan 49546